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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                DATED APRIL 30, 1999, AS REVISED JANUARY 3, 2000

                 WARBURG PINCUS TRUST GROWTH & INCOME PORTFOLIO

The following replaces certain information contained in the Prospectuses and Statement of Additional Information of the Trust:

The Trust's Board of Trustees recently voted to change the Growth & Income Portfolio's name to "Value Portfolio." The Portfolio will no longer invest in equity securities that are dividend-paying as a primary strategy, but will continue to invest primarily in equity securities of value companies. Equity securities of value companies may or may not pay dividends. These changes will become effective May 1, 2000.

Dated: February 18, 2000  16-0200
                                                                    for
                                                                    TRGIP
                                                                    TRGRI